UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2009

PACIFIC OFFICE PROPERTIES TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-9900	86-0602478
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

233 Wilshire Blvd. Suite 310 Santa Monica, California	90401
(Address of principal executive offices)	(Zip Code)

(310) 395-2083
(Registrant’s telephone number, including area code)

233 Wilshire Blvd., Suite 830 Santa Monica, California 90401
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

    On June 10, 2009, Pacific Office Properties Trust, Inc. (the “Company”) filed with the Securities and Exchange Commission a Current Report on Form 8-K ( the “Original Form 8-K”) to update its consolidated financial statements for the year ended December 31, 2008 to reflect the retrospective effects of the Company’s adoption, effective January 1, 2009, of Statement of Financial Accounting Standards No. 160, Noncontrolling Interests in Consolidated Financial Statements (“SFAS 160”) and the revisions to EITF Topic D-98, Classification and Measurement of Redeemable Securities, which became effective upon our adoption of SFAS 160.  This Current Report on Form 8-K/A amends Exhibit 99.1 to the Original Form 8-K to correct the errors in the previously filed consolidated financial statements by reinstating the rebalancing of equity and to reflect the recording of certain non-cash fair value measurements of the common units of our operating partnership, Pacific Office Properties, L.P., and restates amounts previously reported in the non-controlling interests, additional paid in capital and retained deficit of our consolidated balance sheets.  The effect of this restatement is as follows

As of December 31, 2008	As Previously Reported	As Restated
Non-controlling interests	71,878	133,250
Additional paid in capital	12,089	-
Retained deficit	(7,044)	(56,327)

Item 8.01 Other Events.

Effective January 1, 2009, Pacific Office Properties Trust, Inc. (the “Company”) retrospectively adopted Statement of Financial Accounting Standards No. 160, Noncontrolling Interests in Consolidated Financial Statements (“SFAS 160”) and the revisions to EITF Topic D-98, Classification and Measurement of Redeemable Securities, which became effective upon our adoption of SFAS 160.  This resulted in the recording of certain adjustments to amounts previously reported, including changes that affected our previously reported minority interests now referred to as noncontrolling interests and additional paid in capital. These adjustments are described in further detail in Note 2 to the consolidated financial statements (as adjusted) included in Exhibit 99.1 hereto.

These updates to the consolidated financial statements for the year ended December 31, 2008 do not modify or update any other disclosures set forth in the 2008 Form 10-K other than the retrospective adoption of Statement of Financial Accounting Standards No. 160, Noncontrolling Interests in Consolidated Financial Statements (“SFAS 160”) and the revisions to EITF Topic D-98, Classification and Measurement of Redeemable Securities, which became effective upon our adoption of SFAS 160 and do not update or discuss any other developments affecting the Company subsequent to December 31, 2008.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers, LLP
99.1	Consolidated Financial Statements and Schedule III included in Item 8.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC OFFICE PROPERTIES TRUST, INC.

Dated: November 23, 2009	By:	/s/ Lawrence J. Taff
Lawrence J. Taff
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of PricewaterCoopers, LLP
99.1	Consolidated Financial Statements and Schedule III included in Item 8.